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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 24, 2001, relating to the consolidated financial statements and financial statement schedule of Networks Associates, Inc., which appear in Networks Associates Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.






PRICEWATERHOUSECOOPERS LLP


San Jose, California
October 10, 2001